Changes in Capital Accounts	12 Months Ended
Dec. 31, 2012
Stockholders Equity Note [Abstract]
Capital Stock and Changes in Capital Accounts

9. Changes in Capital Accounts

  Compensation cost on restricted common stock: On April 6, 2010, DCI adopted an equity incentive plan which entitles the Company's directors, officers, employees, consultants and service providers to receive options to acquire the Company's common stock, stock appreciation rights, restricted stock, restricted stock units and unrestricted common stock. The Equity Incentive plan was amended on February 21, 2012. A total of 2,392,198 common shares have been reserved under the Incentive plan (as amended) for issuance, of which as at December 31, 2012, 2,125,534 common shares remain available to be issued. The plan is administered by our compensation committee, or such other committee of the Company's board of directors as may be designated by the board to administer the plan. The plan will expire in ten years from the adoption of the plan by the Board of Directors.

During 2012, 2011 and for the period from January 7, 2010 (inception date) to December 31, 2010, compensation cost on restricted stock amounted to $900, $954 and $1,330, respectively, and is included in General and administrative expenses. At December 31, 2012 and 2011, the total unrecognized compensation cost relating to restricted share awards was $416 and $1,317, respectively. At December 31, 2012, the weighted-average period over which the total compensation cost related to non-vested awards not yet recognized is expected to be recognized is 0.55 years.

During 2012, 2011 and the period from January 7, 2010 (inception date) to December 31, 2010, the movement of restricted stock cost was as follows:

	Number of Shares	Weighted Average Grant Date Price
Granted	213,331	15.00
Vested	(53,335)	15.00
Forfeited or expired	-	-
Outstanding at December 31, 2010	159,996	$15.00
Granted	53,333	7.50
Vested	(66,667)	13.50
Forfeited or expired	-	-
Outstanding at December 31, 2011	146,662	$12.95
Granted	-	-
Vested	(66,664)	13.50
Forfeited or expired	-	-
Outstanding at December 31, 2012	79,998	$12.50

  Follow-on offering: On July 24, 2012, the Company completed a public offering in the United States under the United States Securities Act at 1933, as amended, and on August 10, 2012, the underwriters exercised an overallotment option. As a result of this offering, a total of 9,115,803 common shares were issued at the price of $6.25 per share. The net proceeds from the public offering, including the overallotment option, amounted to $53,901 (net of underwriting discounts and commissions and offering expenses payable by the Company).

  Stockholders Rights Agreement: On August 2, 2010, the Company entered into a stockholders rights agreement (the "Stockholders Rights Agreement") with Mellon Investor Services LLC as Rights Agent. Pursuant to this Stockholders Rights Agreement, each share of the Company's common stock includes one right (the "Right") that will entitle the holder to purchase from the Company a unit consisting of one one-thousandth of a share of our preferred stock at an exercise price specified in the Stockholders Rights Agreement, subject to specified adjustments. Until a Right is exercised, the holder of a Right will have no rights to vote or receive dividends or any other stockholder rights. As at December 31, 2012 and 2011, no Rights were exercised.